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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 23, 2002
                     ---------------------------------------
                        (Date of earliest event reported)


                               SENSAR CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                        0-17020                 87-0429944
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              One Jenner, Suite 100
                            Irvine, California 92618
                                 (949) 743-2000
                     ---------------------------------------
          (Address of principal executive offices and telephone number, including area code)


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ITEM 1. CHANGE OF CONTROL OF REGISTRANT

     On April 23, 2002, Sensar Corporation ("Sensar") and VitalStream Operating Corporation, a wholly-owned subsidiary of Sensar ("Merger Sub"), consummated a merger (the "Merger") with VitalStream, Inc. ("VitalStream"), pursuant to which Merger Sub was merged with an into VitalStream, with VitalStream surviving as a wholly-owned subsidiary of Sensar.

     In connection with the Merger, all officers and directors of Sensar resigned and were replaced by the management team and directors of VitalStream. Paul S. Summers, co-founder of VitalStream became Chairman, President and Chief Executive Officer of Sensar; Philip N. Kaplan, co-founder of VitalStream became a director, Chief Operating Officer and Secretary of Sensar; Kevin D. Herzog became Chief Financial Officer and Treasurer of Sensar; David R. Williams became Vice President of Operations of Sensar; and Stephen Smith became Chief Technical Officer of Sensar. The new board of directors of Sensar includes Paul Summers, Philip Kaplan, Peter Grubstein and Leonard Wanger.

     As a result of the Merger, all of the outstanding shares of VitalStream capital stock were converted into the right to receive an aggregate of 15,228,521 shares of Sensar common stock, representing approximately 69% of the outstanding shares of Sensar following the Merger. In addition, the approximately 80 former VitalStream shareholders will have the right to receive contingent consideration up to an additional 13,000,282 common shares of Sensar, potentially increasing their aggregate ownership to approximately 80%. The Merger was consummated in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and accordingly, all shares of Sensar common stock received in the Merger are "restricted securities."

     No individual former VitalStream shareholder is expected to beneficially own more than 15% of the outstanding Sensar common stock as a result of the Merger. Sensar has not been informed that any of the approximately 80 former VitalStream shareholders intend to vote or act as a group with respect to Sensar common stock. Paul Summers, Sensar's new Chief Executive Officer and Chairman, and Philip Kaplan, Sensar's new Chief Operating Officer and a director, each beneficially own approximately 13.5% of Sensar's outstanding common stock as a result of the Merger.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     As set forth in "Item 1. Changes in Control of Registrant," on April 23, 2002, Sensar and Merger Sub consummated the Merger, pursuant to which Merger Sub was merged with an into VitalStream, with VitalStream surviving as a subsidiary of Sensar. VitalStream was formed in March 2000 to provide a complete solution on an outsource basis to customers wishing to broadcast audio and video content and other communications over the Internet. VitalStream offers its customers a range of services including live webcasting, audio and video streaming, media hosting, network design, payment processing, encoding (via third-party resellers) and consulting. VitalStream's mix of products and services allow its customers to concentrate on the creation and marketing of their content, while outsourcing the encoding, data storage and broadcasting function to VitalStream. Because Sensar had no business operations immediately prior to the consummation of the Merger, the business of VitalStream is the primary business of Sensar following the Merger. Sensar plans to provide additional information about the

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business, financial condition and management of VitalStream in an amendment to this Form 8-K to be filed within the next 25 days.

     As a result of the Merger, all of the outstanding shares of VitalStream capital stock were converted into the right to receive an aggregate of 15,228,521 shares of Sensar common stock, representing approximately 69% of the outstanding shares of Sensar following the Merger. In addition, the approximately 80 former VitalStream shareholders will have the right to receive contingent consideration up to an additional 13,000,282 common shares of Sensar, potentially increasing their aggregate ownership to approximately 80%. The consideration received by the VitalStream stockholders and finders in the Merger was determined as a result of arms-length negotiations between Sensar and VitalStream based upon, among other factors, the business prospects, reporting status and assets of Sensar and the business prospects, management, product offerings and financial performance of VitalStream.

     Sensar has assumed VitalStream's stock option plan and all outstanding options and warrants to purchase VitalStream common stock. Such options and warrants together relate to 2,096,479 shares of Sensar common stock, with the right to receive up to an additional 1,789,718 shares if certain financial performance and other thresholds are met.

     In addition, upon closing of the Merger, consulting agreements between Sensar and each of Steven Strasser, the former Chief Executive Officer of Sensar, and Andrew Bebbington, the former Chief Operating Officer of Sensar, became effective. Under such consulting agreements, each of the Messrs. Bebbington and Strasser terminated his employment agreement with Sensar, including all severance rights arising under such employment agreement, and agreed to provide up to 14 hours of consulting service to Sensar per month. In exchange for the termination of his employment agreement and consulting services to be provided, Mr. Strasser is entitled to receive a consulting fee of $8,000 per month through December 31, 2002, and Mr. Bebbington is entitled to receive a consulting fee of $12,000 per month through December 31, 2002. Each of Mr. Bebbington and Mr. Strasser also received an option under the Sensar 2001 Stock Incentive Plan to purchase 625,000 shares of Sensar common stock at an exercise price of $.25 per share at any time between the effective time of the Merger and the earlier to occur of (a) the two-year anniversary of the effective time of the Merger, and (b) the date(s) certain trading volume, price and other limitations are satisfied. Mickey Hale and Simon Constantine, independent directors of Sensar, were each granted options under the Sensar 2001 Stock Incentive Plan to purchase 100,000 shares of Sensar common stock on the same terms as stated above.

     Both Sensar and VitalStream engaged finders in connection the Merger and the merger agreement. In order to compensate such finders for their services in connection with the Merger and in order to retain their services in the future, Sensar entered into Consulting and Finders Agreements, Warrants and Registration Rights Agreements with each of the finders.

     Under the agreements with the finder engaged by Sensar in connection with the Merger, the finder is required to provide up to 20 hours per month of consulting services through December 31, 2002. As consideration for the finder's services provided in connection with the Merger, the finder and an affiliate are entitled to receive a finders fee equal to 306,250 shares of Sensar common stock. As consideration for future services and for past finder's services, Sensar issued to the finder a warrant to purchase up to 1,000,000 shares of Sensar common stock at an exercise price of $.40 per share at any time between the date of consummation of the Merger and the 18 month anniversary of the consummation of the Merger. Sensar also signed a registration rights agreement pursuant to which Sensar agrees to register on Form S-3 the shares of Sensar common stock issuable upon exercise of the

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warrant granted to the finder within 60 days of receiving a request from the finder (following his exercise of at least 100,000 warrants).

     Under the agreements with the finder engaged by VitalStream in connection with the Merger, the finder is required to provide up to 20 hours per month of consulting services through December 31, 2002. As consideration for the finder's services provided in connection with the Merger, such finder is entitled to a fee equal to (a) 2.1% of Sensar's total cash balance as of the time the Merger became effective, (b) 2.1% of the net proceeds actually received by Sensar from the exercise of the stock options received by the directors of Sensar at closing, and (c) 2.1% of the net proceeds from the sale of Sensar's investment in Nex2, Inc., provided that such sale occurs within one (1) year of the effective date of the Merger. As consideration for future services and for past finder's services, Sensar issued to the finder warrants to purchase up to an aggregate of 850,000 shares of Sensar common stock at an exercise price of $.50 per share at any time between the date of consummation of the Merger and the 18 month anniversary of the consummation of the Merger. Sensar also signed a registration rights agreement pursuant to which Sensar grants "piggy back" registration rights with respect to the shares of Sensar common stock issuable upon exercise of the warrant granted to the finder.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     In connection with the Merger, all directors of Sensar resigned. Such resignations were contemplated by the merger agreement, were agreed to in advance by the directors and were not the result of a disagreement with Sensar on any matter relating to Sensar's operations, policies or practices.

     As contemplated by the merger agreement, effective upon the consummation of the Merger, the outgoing directors appointed Paul S. Summers to a term expiring in 2004, Philip N. Kaplan and Leonard Wanger to terms expiring in 2003 and Peter Grubstein to a term expiring in 2002.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     As permitted by Item 7(a)(4) of Form 8-K, Sensar intends to file the financial statements required by this item by amendment to this report. Although Sensar intends to file such amendment sometime during the week ended May 10, 2002, it reserves the right to filed such amendment at any time before the deadline set forth in Item 7(a)(4) of Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION

     As permitted by Item 7(a)(4) of Form 8-K, Sensar intends to file the pro forma financial statements required by this item by amendment to this report. Although Sensar intends to file such amendment sometime during the week ended May 10, 2002, it reserves the right to filed such amendment at any time before the deadline set forth in Item 7(a)(4) of Form 8-K.

     (c)  EXHIBITS

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
EXHIBIT NO.                           EXHIBIT                            INCORPORATED BY REFERENCE/ FILED HEREWITH
-----------    --------------------------------------------------     ---------------------------------------------
               Agreement and Plan of Merger dated February 13,        Incorporated by reference to the Company's
     2.1       2002, among Sensar Corporation, VitalStream            Current Report on Form 8-K filed with the
               Operating Corporation and VitalStream, Inc.            SEC on February 15, 2002

                                                                      Incorporated by reference to the Company's
     4.1       2001 Stock Incentive Plan (Amended and Restated)       Quarterly Report on Form 10-Q filed with
                                                                      the SEC on April 23, 2002

               Stock Purchase Warrant for dated April 23, 2002
     4.2       issued to Brookstreet Securities Corporation           Filed herewith

               Stock Purchase Warrant dated April 23, 2002
     4.3       issued to Gary T. Madrid                               Filed herewith

               Stock Purchase Warrant dated April 23, 2002
     4.4       issued to Joe Kowal                                    Filed herewith

               Consulting and Finders Agreement dated February
               13, 2002, by and among Brookstreet Securities
    10.1       Corporation, Gary T. Madrid, the Company and           Filed herewith
               VitalStream, Inc.

               Consulting and Finders Agreement dated February
               13, 2002, by and between Joe Kowal and the
    10.2       Company                                                Filed herewith

               Registration Rights Agreement dated April 23,
               2002, among the Company, Brookstreet Securities
    10.3       Corporation and Gary T. Madrid                         Filed herewith

               Registration Rights Agreement dated April 23,
    10.4       2002, between the Company and Joe Kowal                Filed herewith

               Stock Option Agreement executed as of February         Incorporated by reference to the Company's
    10.5       12, 2002 between the Company and Andrew                Quarterly Report on Form 10-Q filed with
               Bebbington.                                            the SEC on April 23, 2002

               Stock Option Agreement executed as of February         Incorporated by reference to the Company's
    10.6       12, 2002 between the Company and Steven Strasser.      Quarterly Report on Form 10-Q filed with
                                                                      the SEC on April 23, 2002

               Consulting Agreement dated as of February 12,          Incorporated by reference to the Company's
    10.7       2002 between Steven Strasser and the Company.          Quarterly Report on Form 10-Q filed with
                                                                      the SEC on April 23, 2002

               Consulting Agreement dated as of February 12,          Incorporated by reference to the Company's
    10.8       2002 between Andrew Bebbington and the Company.        Quarterly Report on Form 10-Q filed with
                                                                      the SEC on April 23, 2002

               Loan and Security Agreement dated as of February       Incorporated by reference to the Company's
    10.9       14, 2002 between VitalStream, Inc. and the             Quarterly Report on Form 10-Q filed with
               Company.                                               the SEC on April 23, 2002

               Promissory Note dated as of February 14, 2002          Incorporated by reference to the Company's
    10.10      with VitalStream, Inc. as maker and the Company        Quarterly Report on Form 10-Q filed with
               as lender.                                             the SEC on April 23, 2002

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SENSAR CORPORATION



                                        /s/ Philip N. Kaplan
                                        --------------------------------------
                                        Philip N. Kaplan
                                        Chief Operating Officer


                                        /s/ Kevin D. Herzog
                                        --------------------------------------
                                        Kevin D. Herzog
                                        Chief Financial Officer



Date: April 29, 2002



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